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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 13, 2005

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 13, 2005, the MetLife, Inc. board of directors (the "Board") adopted a performance measure from a selection of performance measures provided under Article 5 of the MetLife Annual Variable Incentive Plan (the "AVIP") (filed as exhibit 10.1 to MetLife, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004), which will govern the eligibility for awards for 2006 under the AVIP of the Chief Executive Officer, the Chief Operating Officer and each of MetLife, Inc.'s other officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the "Section 16 Officers"). The Board selected as the performance measure for awards under the AVIP MetLife, Inc.'s net income excluding after-tax net investment gains and losses, excluding settlement payments on derivative instruments not qualifying for hedge accounting treatment, the cumulative effect of a change in accounting, and preferred stock dividends, determined according to generally accepted accounting principles, subject to the maximum award limit under the AVIP. The Compensation Committee of the Board retains the discretion to reduce the AVIP awards for the Chief Executive Officer, the Chief Operating Officer and the
Section 16 Officers below the amount determined pursuant to the selected performance measure. A copy of the resolutions adopted by the Board to select this performance measure is attached hereto as exhibit 10.1 and is incorporated herein by reference.

     Also on December 13, 2005, the Board approved Amendment Number One to the AVIP. Amendment Number One explicitly provides that award payments will be made by March 15th of the year following the calendar year with respect to which the performance criteria or other contingencies that pertain to the award (other than continued employment) apply. A copy of Amendment Number One is attached hereto as exhibit 10.2 and is incorporated herein by reference.

     At the same meeting, the Board clarified certain performance measures pertaining to awards of performance shares under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Incentive Plan") (filed as exhibit
10.2 to MetLife, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004) for the 2005-2007 performance period by the adoption of a Clarification of Management Performance Share Agreement (the "Clarification"). The Clarification specifies that change in net operating earnings per share is based on the final year of the three-year performance period compared to the year before the beginning of the performance period, and that total shareholder return is determined by dividing the total return during the performance period by the share price at the beginning of that period. These determinations, with respect to the company and other insurance companies, are part of the formula to determine the final number of performance shares payable to each participant. A copy of the Clarification is attached hereto as exhibit 10.3 and is incorporated herein by reference.

     Finally, on December 13, 2005, the Board approved a new form of Management Performance Share Agreement (the "Performance Share Agreement") for future performance share awards under the 2005 Incentive Plan. The terms of the Performance Share Agreement are substantially the same as those set forth in the form of Performance Share Agreement filed as exhibit 10.2 to MetLife, Inc.'s Current Report on Form 8-K dated February 22, 2005, as clarified by the Clarification, except that preferred stock dividends will be deducted from income in the determination of the net operating income of the company and other insurance companies; such determination is a part of the formula to determine the final number of performance shares payable to each participant. The new form of Performance Share Agreement is attached hereto as exhibit 10.4 and is incorporated herein by reference.

     On December 15, 2005, the Plan Administrator of the MetLife Non-Management Director Deferred Compensation Plan approved that plan as amended and restated (the "Directors' Plan"). The Directors' Plan is intended to comply with Section 409A of the Internal Revenue Code, and was amended and restated to make changes for purposes of maintaining such compliance. A copy of the Directors' Plan is attached hereto as exhibit 10.5 and is incorporated herein by reference.

     On December 14, 2005, the Plan Administrator of the MetLife Leadership Deferred Compensation Plan approved that plan as amended and restated (the "Leadership Plan"). The Leadership Plan is intended to comply with Section 409A of the Internal Revenue Code, and was amended and restated to make changes for purposes of maintaining such compliance and to add certain deferrals that were unvested as of December 31, 2004 previously governed by the MetLife Deferred Compensation Plan for Officers (the "Officers Plan"). On December 14, 2005, the Plan Administrator of the Officers Plan approved Amendment Number Two to the Officers Plan to remove certain deferrals that were unvested as of December 31, 2004. Copies of the Leadership Plan and Amendment Number Two to the Officers Plan are attached hereto as exhibits 10.6 and 10.7, respectively, and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)          Exhibits.

        10.1 Resolutions of the MetLife, Inc. Board of Directors (adopted December 13, 2005) regarding the selection of performance measures for 2006 awards under the MetLife Annual Variable Incentive Plan (the "AVIP").

        10.2    Amendment Number One to the AVIP (effective December 15, 2005).

        10.3 Clarification of Management Performance Share Agreement under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Incentive Plan").

        10.4 Form of Management Performance Share Agreement under the 2005 Incentive Plan (effective December 13, 2005).

        10.5 MetLife Non-Management Director Deferred Compensation Plan (dated December 15, 2005).

        10.6 MetLife Leadership Deferred Compensation Plan (dated December 14, 2005).

        10.7 Amendment Number Two to the MetLife Deferred Compensation Plan for Officers (effective December 14, 2005).
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: December 19, 2005
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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
--------                                   -------

  10.1 Resolutions of the MetLife, Inc. Board of Directors (adopted December 13, 2005) regarding the selection of performance measures for 2006 awards under the MetLife Annual Variable Incentive Plan (the "AVIP").

  10.2         Amendment Number One to the AVIP (effective December 15, 2005).

  10.3 Clarification of Management Performance Share Agreement under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Incentive Plan").

  10.4 Form of Management Performance Share Agreement under the 2005 Incentive Plan (effective December 13, 2005).

  10.5 MetLife Non-Management Director Deferred Compensation Plan (dated December 15, 2005).

  10.6         MetLife Leadership Deferred Compensation Plan (dated December
               14, 2005).

  10.7 Amendment Number Two to the MetLife Deferred Compensation Plan for Officers (effective December 14, 2005).